SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report - September 27, 1999
                       -----------------------------------
                        (Date of Earliest Event Reported)


                              EQUITY ONE ABS, INC.
   -------------------------------------------------------------------------
   (as depositor under a certain Pooling and Servicing Agreement dated as of
       July 31, 1999, providing for the issuance of Mortgage Pass-Through
                          Certificates, Series 1999-1)
             (Exact Name of Registrant as specified in its charter)


        Delaware                    333-81237                 52-2029487
- ------------------------      ---------------------     -----------------------
(State of Incorporation)      (Commission File No.)     (IRS Employer I.D. No.)


    103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
    -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (302) 478-6160

Item 5. Other Events

     Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class A Certificateholders with respect to the September 27, 1999 Distribution Date.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     The quarterly financial statements for the period ended June 30, 1999 for Ambac Assurance Corporation are incorporated into this report by reference to the Form 10-Q filed by Ambac Financial Group, Inc. with the United States Securities and Exchange Commission on August 13, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            EQUITY ONE ABS, INC.



                                            By: /s/ Dennis Kildea
                                                -----------------------------
                                                Dennis Kildea, Vice President


Dated: September 29, 1999

                                                               ANNEX A

                  Equity One Mortgage Pass-Through Trust 1999-1
                         Statement to Certificateholders
                               September 27, 1999


- -----------------------------------------------------------------------------------------------------------------------------
                                                    DISTRIBUTION IN DOLLARS
- -----------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          PRIOR                                                                              CURRENT
               FACE          PRINCIPAL                                                  REALIZED    DEFERRED     PRINCIPAL
 CLASS         VALUE          BALANCE        PRINCIPAL      INTEREST         TOTAL       LOSSES    INTERREST      BALANCE
- -----------------------------------------------------------------------------------------------------------------------------
   A      195,015,906.00   195,015,906.00   1,991,011.29   1,261,102.86   3,252,114.15    0.00        0.00     193,024,894.71

   R                0.00             0.00           0.00          17.53          17.53    0.00        0.00               0.00
- -----------------------------------------------------------------------------------------------------------------------------
 TOTALS   195,015,906.00   195,015,906.00   1,991,011.29   1,261,120.39   3,252,131.68    0.00        0.000    193,024,894.71
- -----------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                 FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE
- --------------------------------------------------------------------------------
              PRIOR                                                   CURRENT
             PRINCIPAL                                               PRINCIPAL
 CLASS        FACTOR        PRINCIPAL     INTEREST       TOTAL        FACTOR
- --------------------------------------------------------------------------------
   A      1,000.00000000   10.20948153   6.46666667   16.67614820   989.79051847
- --------------------------------------------------------------------------------
 TOTALS   1,000.00000000   10.20948153   6.46666667   16.67614820   989.79051847
- --------------------------------------------------------------------------------


- --------------------------
    PASS THRU RATES
- --------------------------
                 CURRENT
                PASS-THRU
 CLASS             RATE
- --------------------------
   A            7.760000%
- --------------------------

- --------------------------------------------------------------------------------
           IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
                 PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                   Aranka Paul
             The Chase Manhattan Bank - Structured Finance Services
                        450 W. 33rd Street, 14th Floor
                            New York, New York 10001
                               Tel: (212) 946-3236
                          Email: aranka.paul@chase.com
- --------------------------------------------------------------------------------

[CHASE LOGO]                 (C) COPYRIGHT 1999, THE CHASE MANHATTAN CORPORATION

                  Equity One Mortgage Pass-Through Trust 1999-1

                               September 27, 1999


Sec. 4.03(i)      Principal

                       Scheduled Principal                           186,043.85
                       Curtailments                                   33,152.10
                       Payoff                                      1,771,815.34
                       Liquidation Proceeds                                0.00

Sec. 4.03(ii)     Interest
                       Interest Distribution                       1,261,102.86
                       Unpaid Interest                                     0.00
                       Remaining Unpaid Interest                           0.00

Sec. 4.03(iii)    Interest Shortfall                                       0.00
Sec. 4.03(iii)    Principal Shortfall                                      0.00

Sec. 4.03(v)      Ending Pool Balance                            193,024,894.71

Sec. 4.03(vi)     Servicing Fee                                       80,427.03

Sec. 4.03(viii)   Advances                                           297,270.68

Sec. 4.03(ix)     Loans Delinquent

         --------------------------------------------------------------
                                  Group Totals
         --------------------------------------------------------------
            Period       Number      Principal Balance     Percentage
         --------------------------------------------------------------
          1 - 30 days     333          29,563,454.29         15.32%
         --------------------------------------------------------------
         31 - 60 days      15           1,275,878.83          0.66%
         --------------------------------------------------------------
         61 - 90 days       6             838,457.56          0.43%
         --------------------------------------------------------------
         91 + days          0                   0.00          0.00%
         --------------------------------------------------------------
           Total          354          31,677,790.68         16.41%
         --------------------------------------------------------------

Sec. 4.03(ix)     Loans in Foreclosure

               --------------------------------------------------
                                  Group Totals
               --------------------------------------------------
                   Number      Principal Balance     Percentage
               --------------------------------------------------
                     0               0.00               0.00%
               --------------------------------------------------

Sec. 4.03(x)

               --------------------------------------------------
                                  Group Totals
               --------------------------------------------------
                   Number      Principal Balance     Percentage
               --------------------------------------------------
                     0               0.00               0.00%
               --------------------------------------------------

Sec. 4.03(xii)    Spread Account Draw                                      0.00

Sec. 4.03(xiii)   Class A Monthly Spread Account Deposit Amount       15,365.16

Sec. 4.03(xiii)   Percentage of Class A Monthly Spread Account
                    Deposit Amount                                       100.00%

Sec. 4.03(xiii)   Class A Spread Account Deposit Amount               15,365.16


[CHASE LOGO]                 (C) COPYRIGHT 1999, THE CHASE MANHATTAN CORPORATION

                  Equity One Mortgage Pass-Through Trust 1999-1

                               September 27, 1999


Sec. 4.03(xiii)   Spread Account Excess                                    0.00

Sec. 4.03(xiii)   Spread Account Excess Allocations
                       Net WAC Cap Deposit                                 0.00
                       Class R Certificateholders                          0.00

Sec. 4.03(xiv)    Ending Spread Account Balance                    5,865,842.16

Sec. 4.03(xv)     Specified Spread Account Requirement             7,800,636.28

Sec. 4.03(xv)     Aggregate Stated Principal Balance of the
                    three largest loans                            1,569,263.27

Sec. 4.03(xv)     Net WAC Cap Carryover Amount                             0.00

                  Net WAC Cap Account - Investment Earnings                17.53


[CHASE LOGO]                 (C) COPYRIGHT 1999, THE CHASE MANHATTAN CORPORATION

                  Equity One Mortgage Pass-Through Trust 1999-1

                               September 27, 1999


                       Insurer's Monthly Premium Amount               28,149.46

                       Trustee Fee Amount                              3,250.27


[CHASE LOGO]                 (C) COPYRIGHT 1999, THE CHASE MANHATTAN CORPORATION